                                                                     EXHIBIT 4.5



                                                                     EXHIBIT B-3
                                                             TO CREDIT AGREEMENT



                           FORM OF TRANCHE B TERM NOTE

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH THIRD AMENDED AND RESTATED CREDIT AGREEMENT.


$                                                             New York, New York
 -----                                                             July __, 1999


         FOR VALUE RECEIVED, each of the undersigned, Ormco Corporation ("Ormco"), a Delaware corporation, Kerr Corporation ("Kerr"), a Delaware corporation, Nalge Nunc International Corporation ("NNI"), a Delaware corporation, Barnstead Thermolyne Corporation ("Barnstead"), a Delaware corporation, and Remel Inc. ("Remel"), a Wisconsin corporation (each, a "Borrower"), severally, hereby unconditionally promises to pay to the order of
              (the "Lender") at the office of The Chase Manhattan Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, in accordance with subsection 2.32 of the Credit Agreement, the lesser of (a) the principal amount of (i) in the case of each of Ormco, Barnstead and Remel individually, FORTY-FIVE MILLION DOLLARS ($45,000,000), (ii) in the case of Kerr, SEVENTY-FIVE MILLION DOLLARS ($75,000,000), and (iii) in the case of NNI, NINETY MILLION DOLLARS ($90,000,000), and (b) the aggregate unpaid principal amount of the Tranche B Term Loan (or portion thereof) made by the Lender to such Borrower pursuant to subsection 2.30 of the Credit Agreement, as hereinafter defined. The principal amount of such Tranche B Term Loan shall be paid in consecutive quarterly installments, payable on the last day of each October, January, April and July commencing on January 31, 2000 in accordance with subsection 2.32 of the Credit Agreement. Each Borrower, severally, further agrees to pay interest in like money at such office on the unpaid principal amount of Tranche B Term Loans of such Borrower from time to time outstanding at the rates and on the dates specified in subsection 2.19 of such Credit Agreement.

         The holder of this Note is authorized to endorse on the appropriate schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the Tranche B Term Loan made by the holder to each Borrower and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Tranche B Term Loan.

         This Note (a) is one of the Tranche B Term Notes referred to in the
Third Amended and Restated Credit Agreement dated as of July   , 1999 (as
amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Sybron International Corporation, a Wisconsin corporation, Ormco, Kerr, NNI, Erie Scientific Company, a Delaware corporation, Barnstead, Remel, the Lender, the other banks and financial institutions from time to time parties thereto, Chase Securities Inc., as arranger, and The Chase Manhattan Bank, as administrative agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

         Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind, except as otherwise provided in any of the Loan Documents.

         Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                      ORMCO CORPORATION


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                      KERR CORPORATION


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      NALGE NUNC INTERNATIONAL
                                      CORPORATION



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                      BARNSTEAD THERMOLYNE


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                      REMEL INC.


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                                                    Schedule A-1
                                                          to Tranche B Term Note

                                      ORMCO
                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS


------------------------------------------------------------------------------------------------------------------------------------

                                Amount                               Amount of ABR Loans
                             Converted to   Amount of Principal of      Converted to          Unpaid Principal
 Date  Amount of ABR Loans    ABR Loans        ABR Loans Repaid       Eurodollar Loans      Balance of ABR Loans  Notation Made By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


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====================================================================================================================================


                                                                    Schedule A-2
                                                          to Tranche B Term Note

                                      KERR
                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS



------------------------------------------------------------------------------------------------------------------------------------

                                Amount                               Amount of ABR Loans
                             Converted to   Amount of Principal of      Converted to          Unpaid Principal
 Date  Amount of ABR Loans    ABR Loans        ABR Loans Repaid       Eurodollar Loans      Balance of ABR Loans  Notation Made By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


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====================================================================================================================================


                                                                    Schedule A-3
                                                          to Tranche B Term Note

                                       NNI
                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS



------------------------------------------------------------------------------------------------------------------------------------

                                Amount                               Amount of ABR Loans
                             Converted to   Amount of Principal of      Converted to          Unpaid Principal
 Date  Amount of ABR Loans    ABR Loans        ABR Loans Repaid       Eurodollar Loans      Balance of ABR Loans  Notation Made By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


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------------------------------------------------------------------------------------------------------------------------------------


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------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


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====================================================================================================================================


                                                                    Schedule A-4
                                                          to Tranche B Term Note

                                    BARNSTEAD
                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS



------------------------------------------------------------------------------------------------------------------------------------

                                Amount                               Amount of ABR Loans
                             Converted to   Amount of Principal of      Converted to          Unpaid Principal
 Date  Amount of ABR Loans    ABR Loans        ABR Loans Repaid       Eurodollar Loans      Balance of ABR Loans  Notation Made By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


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------------------------------------------------------------------------------------------------------------------------------------


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====================================================================================================================================


                                                                    Schedule A-5
                                                          to Tranche B Term Note

                                      REMEL
                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS



------------------------------------------------------------------------------------------------------------------------------------

                                Amount                               Amount of ABR Loans
                             Converted to   Amount of Principal of      Converted to          Unpaid Principal
 Date  Amount of ABR Loans    ABR Loans        ABR Loans Repaid       Eurodollar Loans      Balance of ABR Loans  Notation Made By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


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------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


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====================================================================================================================================


                                                                    Schedule B-1
                                                          to Tranche B Term Note

                                      ORMCO
      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS



------------------------------------------------------------------------------------------------------------------------------------

                                                                          Amount of        Amount of       Unpaid Principal
                                               Interest Period and      Principal of       Eurodollar         Balance of
          Amount of        Amount Converted    Eurodollar Rate with   Eurodollar Loans  Loans Converted to    Eurodollar    Notation
 Date  Eurodollar Loans   to Eurodollar Loans     Respect Thereto          Repaid           ABR Loans           Loans       Made By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


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====================================================================================================================================


                                                                    Schedule B-2
                                                          to Tranche B Term Note

                                      KERR
      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS




------------------------------------------------------------------------------------------------------------------------------------

                                                                          Amount of        Amount of       Unpaid Principal
                                               Interest Period and      Principal of       Eurodollar         Balance of
          Amount of        Amount Converted    Eurodollar Rate with   Eurodollar Loans  Loans Converted to    Eurodollar    Notation
 Date  Eurodollar Loans   to Eurodollar Loans     Respect Thereto          Repaid           ABR Loans           Loans       Made By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


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====================================================================================================================================


                                                                    Schedule B-3
                                                          to Tranche B Term Note

                                       NNI
      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS




------------------------------------------------------------------------------------------------------------------------------------

                                                                          Amount of        Amount of       Unpaid Principal
                                               Interest Period and      Principal of       Eurodollar         Balance of
          Amount of        Amount Converted    Eurodollar Rate with   Eurodollar Loans  Loans Converted to    Eurodollar    Notation
 Date  Eurodollar Loans   to Eurodollar Loans     Respect Thereto          Repaid           ABR Loans           Loans       Made By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


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====================================================================================================================================


                                                                    Schedule B-4
                                                          to Tranche B Term Note

                                    BARNSTEAD
      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS



------------------------------------------------------------------------------------------------------------------------------------

                                                                          Amount of        Amount of       Unpaid Principal
                                               Interest Period and      Principal of       Eurodollar         Balance of
          Amount of        Amount Converted    Eurodollar Rate with   Eurodollar Loans  Loans Converted to    Eurodollar    Notation
 Date  Eurodollar Loans   to Eurodollar Loans     Respect Thereto          Repaid           ABR Loans           Loans       Made By
------------------------------------------------------------------------------------------------------------------------------------

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====================================================================================================================================


                                                                    Schedule B-5
                                                          to Tranche B Term Note

                                      REMEL
      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS



------------------------------------------------------------------------------------------------------------------------------------

                                                                          Amount of        Amount of       Unpaid Principal
                                               Interest Period and      Principal of       Eurodollar         Balance of
          Amount of        Amount Converted    Eurodollar Rate with   Eurodollar Loans  Loans Converted to    Eurodollar    Notation
 Date  Eurodollar Loans   to Eurodollar Loans     Respect Thereto          Repaid           ABR Loans           Loans       Made By
------------------------------------------------------------------------------------------------------------------------------------

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====================================================================================================================================
